UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 2, 2005


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)

                733 Third Avenue, New York, New York 10017
           (Address of principal executive offices)  (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
            ----------------------------------------------------------

     On May 2, 2005, Financial Federal Corporation's major operating subsidiary, Financial Federal Credit Inc., issued $250 million of five-year, 5.0% fixed rate senior term notes to fifteen institutional investors through a private placement. The Company received $200 million on May 2, 2005 and will receive $50 million on August 2, 2005. The proceeds will be used to repay debt and for general corporate purposes. Interest on the notes is payable semi-annually. The notes are due at maturity on May 2 and August 2, 2010. Prepayment of the notes is subject to a premium based on a yield maintenance formula. The note agreement contains substantially the same restrictive covenants that are in the subsidiary's existing note agreements including limitations on the subsidiary's indebtedness, encumbrances, investments, dividends and other distributions to the Registrant, sales of assets, mergers and other business combinations, capital expenditures, interest coverage and net worth. The note agreement does not contain a material adverse change clause.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (C)  Exhibits:

     The following exhibit is filed herewith:


         99.1      Press Release dated May 2, 2005


                              EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ------------------------------------------------------
99.1            Press Release dated May 2, 2005

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

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


May 3, 2005
------------------
(Date)

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